SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2006

VISTULA COMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022
(Address of principal executive offices) (Zip Code)

(212) 317-8900
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreement with Jack Early

On May 16, 2007, we entered into a consulting agreement with Jack Early relating to Mr. Early’s serving as our chief operating officer. Under the consulting agreement, we will pay Mr. Early an initial fee of $15,000 for services performed during the period from May 16, 2007 through May 31, 2007, which fee shall be payable on June 1, 2007. After June 1, 2007, Mr. Early will be paid fees at the rate of $10,000 per month which shall be payable in arrears in bi-monthly installments on the dates on which the company makes its payroll payments during the term of the consulting agreement. In addition, the consulting agreement provides for the grant to Mr. Early of a non-statutory stock option to purchase up to 250,000 shares of our common stock. Our board of directors approved this grant and the other terms of the consulting agreement based on a recommendation from our compensation committee and fixed the exercise price per share at $0.06, which represents the closing price of our common stock on May 15, 2007 as reported on the Over the Counter Bulletin Board.

The option is exercisable for five years from the date of grant and shall vest and become exercisable with respect to 150,000 shares of common stock on December 31, 2007 and shall vest and become exercisable with respect to the remaining 100,000 shares of common stock on December 31, 2008, provided, in each case, that Mr. Early is an officer or director of the company on such vesting date.

The discussion in this current report is only a summary and is qualified in its entirety by reference to the Consulting Agreement, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference in this Item.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

We granted options to purchase shares of our common stock to Jack Early on the terms described in Item 1.01 above and to Douglas Benedict in connection with his election as a director, as described in Item 5.02 below. Mr. Benedict was granted a non-statutory stock option to purchase up to 250,000 shares of our common stock. The option has an exercise price of $0.11 per share, representing the fair market value of our common stock on the date of grant. The option is immediately exercisable with respect to 50,000 shares of common stock purchasable thereunder and will vest and become exercisable with respect to the remaining shares of common stock purchasable thereunder in quarterly installments of 50,000 shares such that the option will be fully vested on the first anniversary of the date of grant (such quarterly installments to vest on the quarterly anniversary date of the date of grant). The option shall immediately become exercisable with respect to all shares purchasable thereunder upon a change of control of the company.

These issuances were exempt from registration under the Securities Act of 1933 pursuant to an exemption under Section 4(2) thereof as a sale of securities not involving any public offering.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Election of Douglas Benedict as Director

On May 11, 2007, our board of directors elected Douglas Benedict as a director of the company and appointed Mr. Benedict to serve on our audit committee, compensation committee and nominating committee of the board of directors. Mr. Benedict will serve as chairman of the compensation committee. Mr. Benedict is currently serving as senior vice president of Lockton Companies, the largest global privately-owned risk management and insurance specialist provider. Between 2001 and 2005, Mr. Benedict served as senior vice president of Cendant Corporation where he was responsible for managing a team of business development and marketing professionals to identify, research, negotiate, execute and manage multi-year exclusive third-party partnerships to deliver superior value and financial returns to franchisees, business units and shareholders. While at Cendant Corporation, Mr. Benedict also managed a team of procurement professionals to streamline and maximize synergies in the corporate purchasing area, both domestically and internationally, to leverage Preferred Alliance and Relationship Management functions within the Corporate Matrix function. In connection with Mr. Benedict’s election to the board of directors, we have agreed to grant him a non-statutory stock option to purchase up to 250,000 shares of our common stock. The terms of his option grant are described in Item 3.02 above and are incorporated herein by reference.

In connection with the appointment of Mr. Benedict to the audit committee, compensation committee and nominating committee of our board of directors, J. Marcus Payne has resigned as a member of the audit committee, compensation committee and nominating committee effective as of May 11, 2007; however, Mr. Payne will remain as a member of our board of directors.

Appointment of Jack Early as Chief Operating Officer

On May 11, 2007, our board of directors appointed Jack Early as our chief operating officer.  Mr. Early has served as a member of our board of directors since April 11, 2006. Prior to joining us, Mr. Early served as the national sales manager of Clientsoft, a web services enterprise software company that was sold to Neon Systems in December of 2004. From August 2000 to January 2004, Mr. Early served as the non-executive chairman of the board of directors at Clientsoft where he sat on the compensation and audit committees and was the trustee of the company’s 401(k) plan. Mr. Early is active in the area of start-up ventures both as an entrepreneur and an investor. He is affiliated with angel investor groups that have funded new and emerging businesses including Naragansett Brewing Co., Context Media and Tazz Networks. In connection with his appointment as chief operating officer, Mr. Early has resigned as a member of the compensation committee and the nominating committee of our board of directors.

The terms of Mr. Early’s consulting agreement are described in Item 1.01 above and incorporated herein by reference.

Effective upon the appointment of Mr. Early, Ian Cope resigned his position as chief operating officer and was appointed to the newly created position of chief technology officer.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
10.1	Consulting Agreement, dated May 16, 2007, between Vistula Communications Services, Inc. and Jack Early

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: May 17, 2007	/s/ Jared P. Taylor
Jared P. Taylor Chief Financial Officer